THE MANAGERS FUNDS

     Supplement dated October 22, 1998 to
     Statement of Additional Information
              dated May 1, 1998

     The following information supersedes that contained in the Statement of Additional
Information solely with respect to the
following Funds:

Capital Appreciation Fund
-------------------------
     Effective   October  15,  1998,   Roxbury
Capital   Management,   LLC   ("Roxbury"),   a
Delaware   Limited  Liabilty   Company,   will
replace  Husic Capital Management as an  Asset
Manager  of  the  Capital  Appreciation  Fund.
Roxbury will be paid the same fee as the other
asset manager on the Fund, 0.40% per annum  of
the  average  daily  net assets  that  Roxbury
manages.   Roxbury Capital Management ("RCM"),
a  California corporation, was founded in 1986.
In   order  to  facilitate  a   strategic
partnership with WT Investments, Inc. ("WTI"),
a subsidiary of Wilmington Trust Company and a
wholly-owned  subsidiary of  Wilmington  Trust
Corporation,  RCM transferred  its  assets  to
Roxbury.   On July 31, 1998, WTI,  a  Delaware
Corporation,  acquired 100% of  the  Preferred
Interests of Roxbury.  RCM, together with  its
key   employees,  own  100%  of   the   Common
Interests of Roxbury.

     As of September 30, 1998, assets under management totaled approximately $4.5 billion.
Roxbury's  address is 100 Wilshire  Boulevard,
Suite 600, Santa Monica CA  90401.

     Kevin  P.  Riley serves as the  portfolio
manager   of   the  portion  of  the   Capital
Appreciation  Fund managed  by  Roxbury.   Mr.
Riley has been a Senior Managing Director and Senior Portfolio Manager of Roxbury since inception, and was named Chief Investment
Officer in 1997.

Short Government Fund
---------------------
     On   October  15,  1998,  the  Board   of
Trustees of The Managers Funds determined that
it   was   in  the  best  interests   of   the
shareholders of Managers Short Government Fund
to  close the Fund.  Accordingly, the Board of
Trustees  approved  a plan  to  liquidate  the
assets  of Managers Short Government Fund  and
terminate  the Fund as of November  19,  1998.
It  is expected that the cash proceeds of  the
liquidation, less a small amount set aside for
the liabilities and debts of the Fund, will be
distributed  to  shareholders  in  a  complete
redemption  of  their  shares  on  or   before
November 19, 1998.

TRUSTEES AND OFFICERS

Effective September 14, 1998, William W.
Graulty has retired from the Board of Trustees of The Managers Funds.



October 22, 1998